American General Series Portfolio Company 2
       Supplement dated March 6, 2000
    To the Prospectus dated March 1, 2000

Dear Investor:

     American General Corporation has
acquired the assets of CypressTree
Investments, Inc., its investment advisor,
CypressTree Asset Management Corporation,
Inc. and CypressTree Funds Distributors,
Inc., its distributor.  CypressTree Asset
Management Corporation, Inc. is the
investment advisor to the North American
Funds, headquartered in Boston,
Massachusetts.
     North American Funds include several
mutual funds that are compatible with the American General Fund Group. Therefore, we believe that combining comparable funds should achieve economies of scale and may reduce overall fund expenses. Accordingly, in late Spring, 2000, we will be mailing proxy materials to American General Series
Portfolio Company 2 shareholders, proposing mergers between similar funds and/or the reorganization of certain funds into identical North American Funds. The shareholder meetings are expected to be held in late June. If approved by the shareholders, the mergers and/or reorganizations would become effective in
July.
     The result of this proposed
restructuring would be that North American
Funds will offer approximately 25 mutual funds, representing a variety of investment objectives and strategies. We look forward to communicating with you in the future regarding the restructuring, and urge you to contact your retirement planning specialist if you have any questions or concerns.
Thank you for investing with American
General.

Sincerely,

American General Fund Group